Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this “Agreement”) is made and entered into as of May 13, 2005, among Healthaxis Inc., a Pennsylvania corporation (the “Company”), and Tak Investments, Inc. a Delaware corporation (the “Holder”).

          This Agreement is made pursuant to the Stock and Warrant Purchase Agreement, dated as of February 23, 2005 among the Company and the Holder (the “Purchase Agreement”).

          The Company and the Holder hereby agree as follows:

     1. Definitions

          Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” controlling” and “controlled” have meanings correlative to the foregoing.

          “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Texas generally are authorized or required by law or other government actions to close.

          “Closing Date” means the Closing Date, as defined in the Purchase Agreement.

          “Commission” means the Securities and Exchange Commission.

          “Common Stock” means the Company’s Common Stock, par value $.10 per share.

          “Effectiveness Date” means the earlier of: (i) ten days after the Company has received notice (written or oral) from the Commission that the Commission’s staff will not be reviewing the Registration Statement or has no further comments on the Registration Statement or (ii) 120 days following the Filing Date.

          “Effectiveness Period” has the meaning set forth in Section 2(a) hereof.

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Registration Rights Agreement

          “Filing Date” means the date on which the Initial Registration Statement is filed with the Commission, which shall be as soon as practicable after the Closing Date, but in no event later than the 30th Business Day following the Closing Date.

          “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

          “Indemnified Party” has the meaning set forth in Section 5(c) hereof.

          “Indemnifying Party” has the meaning set forth in Section 5(c) hereof.

          “Initial Registration Statement” has the meaning set forth in Section 2(a) hereof.

          “Losses” has the meaning set forth in Section 5(a) hereof.

          “Majority Holders” means the Holders of at least sixty (60%) percent of the then outstanding Registrable Securities (as calculated on an as-converted or as-exercised basis).

          “Nasdaq” means The Nasdaq Stock Market.

          “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          “Proceeding” means any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          “Registrable Securities” means: (i) the Purchased Shares and the Warrant Shares and (ii) any shares of the Company’s capital stock issued with respect to the Securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise; provided, that, a security shall cease to be a Registrable Security upon (A) such security becoming eligible for sale by the Holders pursuant to Rule 144(k) and (B) the Holder of such security is not deemed to be an Affiliate under Rule 144(k) as determined by the mutual written Agreement of the Company and such Holder, as set forth in Section 2(a).

          “Registration Statement” means the Initial Registration Statement and any additional registration statements contemplated by Sections 2(a) or 2(b), including (in each case) the Prospectus, amendments and supplements to such Registration Statement or Prospectus, including pre-effective and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such Registration Statement.

Registration Rights Agreement

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

          “Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

          “Securities” means the Purchased Shares and the Purchased Warrants granted to the Holders under the Purchase Agreement.

          “Securities Act” means the Securities Act of 1933, as amended.

          “Special Counsel” means one special counsel to the Holders, as identified by the Majority Holders.

     2. Registration Requirements

          (a) Filing and Effectiveness Obligations. On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement (the “Initial Registration Statement”) which shall cover all Registrable Securities for an offering to be made on a continuous basis pursuant to a “shelf” registration statement under Rule 415. The Initial Registration Statement shall be on Form S-3 or any successor form (except if the Company is not then eligible to register the Registrable Securities for resale on Form S-3, in which case such registration shall be on another appropriate form reasonably acceptable to the Majority Holders). The Company shall: (i) not permit any securities other than the Registrable Securities to be included in the Initial Registration Statement (except pursuant to the exercise of other registration rights outstanding on the date of this Agreement), (ii) use its best efforts to cause the Initial Registration Statement to be declared effective under the Securities Act as promptly as possible after the Filing Date, but in any event on or prior to the Effectiveness Date, and (iii) keep such Initial Registration Statement continuously effective under the Securities Act (subject to Section 3(r)) for a period that will terminate upon the date on which all Registrable Securities covered by such Registration Statement that are held by a Holder may be sold pursuant to Rule 144(k) and such Holder is not deemed to be an Affiliate under Rule 144(k), as determined by the mutual written agreement of the Company and such Holder (it being understood that the Company and a Holder may reach such a mutual agreement with respect to less than all of the Registrable Securities held by such Holder, and in such event the Company’s registration obligations with respect thereto shall cease) (the “Effectiveness Period”). Once the Company is no longer required to keep the Initial Registration Statement effective with respect to all or a portion of the Registrable Securities of a given Holder, the Company shall have no further obligations hereunder with respect to the registration for resale of such shares of Registrable Securities and such shares shall no longer be deemed “Registrable Securities” hereunder.

Registration Rights Agreement

          (b) Piggyback Registrations. Except as otherwise provided in this Section 2(b), if at any time the Company decides to prepare and file with the Commission a Registration Statement relating to an underwritten public offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then-equivalent forms relating to equity securities to be issued in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities written notice of such decision and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing (which request shall specify the Registrable Securities intended to be disposed of by the Holders), the Company will use reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by such Holder in connection with such underwritten public offering; provided, however, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall decide for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such decision to such Holder and, thereupon: (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 2(b) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities that such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 2(b) that are eligible for sale pursuant to Rule 144(k) of the Securities Act, as determined by the mutual written agreement of the Company and such Holder (it being understood that the Company and a Holder may reach such a mutual agreement with respect to less than all of the Registrable Securities held by such Holder, and in such event the Company’s registration obligations with respect thereto shall cease). Notwithstanding any other provision of this Section 2(b), in the case of an underwritten public offering, if the managing underwriter reasonably determines that marketing factors require a limitation on the number of shares to be offered, the underwriter may (subject to the allocation priority set forth below) exclude from such Registration Statement up to all of the securities which would otherwise be offered by persons other than the Company for the Company’s own account. The Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be offered and the number of shares of securities that are to be excluded from registration. Securities to be excluded from registration shall be determined in the following order of priority: first to be excluded, the securities held by any person not having contractual piggyback registration rights; second to be excluded, securities held by any person having contractual piggyback registration rights pursuant to an agreement other than either the Rights Agreement dated as of November 13, 1998 by and between the Company and America Online, Inc. or this Agreement; third to be excluded, Registrable Securities of the Holders, reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration); and last to be excluded, securities held by any person having contractual piggyback registration rights pursuant to the Rights Agreement dated as of Novermber 13, 1998 by and between the Company and America Online, Inc.

Registration Rights Agreement

          (c) Form S-3 Eligibility. The Company represents and warrants that, as of the date hereof, it meets the registrant eligibility and transaction requirements for the use of Form S-3 (for secondary offerings) for the registration of the sale of Registrable Securities by the Holders and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner so as to maintain such eligibility for the use of Form S-3.

     3. Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

          (a) Preparation of Registration Statement. Prepare and file with the Commission on or prior to the Filing Date a Registration Statement on Form S-3 or its successor form (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, such registration shall be on another appropriate form in accordance herewith, which shall include a Plan of Distribution substantially in the form of Exhibit A annexed hereto, unless in connection with a Piggyback Registration), or such other form agreed to by the Company and by the Majority Holders, and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five (5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto, the Company shall, if reasonably practicable: (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, their Special Counsel and such managing underwriters and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Majority Holders, their Special Counsel or any managing underwriters shall reasonably object, and will not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Holders, the Holder’s beneficial ownership of securities of the Company or the Holders intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Holders.

          (b) Amendments. (i) Prepare and file with the Commission any amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as are required to be filed hereunder in order to register all of the Registrable Securities for resale under the Securities Act, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so amended or supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act, (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as practicable, but in no event later than ten (10) Business Days, (iv) provide the Holders true and complete copies of all correspondence to and from the Commission relating to the Registration Statement and (v) comply in all material respects with the provisions of the Securities Act and the Exchange Act with

Registration Rights Agreement

respect to the disposition of all of the Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c) Notifications. Notify the Holders of Registrable Securities to be sold, their Special Counsel and any managing underwriters as promptly as possible (and, in the case of (i)(A) below, not less than two (2) days prior to such filing and, in the case of (i)(C) below, not later than the second Business Day after effectiveness) and, if requested by any such Person, confirm such notice in writing no later than two (2) Business Days following the day: (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information, (iii) of the Commission’s issuance of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceeding for that purpose, (iv) that any of the representations and warranties of the Company contained in this Agreement ceases to be true and correct in all material respects, (v) of the Company’s receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vii) the beginning and end of a black-out period pursuant to Section 3(r).

          (d) Suspensions. Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of: (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e) Supplements and Post-Effective Amendments. If requested by any managing underwriter or the Holders of a majority in interest of the Registrable Securities to be offered under a Registration Statement: (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement, such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the written opinion of counsel for the Company (addressed to counsel to the Holders), violate applicable law.

Registration Rights Agreement

          (f) Copies of Registration Statement. Furnish to each Holder, their Special Counsel and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g) Copies of Prospectus. Promptly deliver to each Holder, their Special Counsel and any managing underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h) Blue Sky. Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i) Certificates. Cooperate with the Holders and any managing underwriters to (A) facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Registration Statement, and such certificates shall be free, to the extent permitted by applicable law and the Investor Rights Agreement, of all restrictive legends, and (B) enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request.

          (j) Supplements and Amendments. Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Registration Rights Agreement

          (k) Listing. Cause all Registrable Securities relating to such Registration Statement to be listed on Nasdaq or any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

          (l) Underwriting Agreement and Related Documents. Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into: (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested, (ii) in the case of an underwritten offering obtain and deliver copies thereof to the managing underwriters, if any, or in the case of non-underwritten offerings, if reasonably requested by the selling Holders, obtain and deliver copies thereof to such selling Holders, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters, (iii) immediately prior to the effectiveness of a Registration Statement, and, in the case of an underwritten offering, at the time of delivery of any Registrable Securities sold pursuant thereto, and, in the case of non-underwritten offerings, at such time as the selling Holders may reasonably request (and at the expense of the selling Holders), obtain and deliver copies to the Holders and the managing underwriters, if any, of “cold comfort” letters and updates thereof from the Company’s independent certified public accountants (and, if required, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, if any, in form and substance as are customary in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to the managing underwriters, if any, and the Holders of a majority of Registrable Securities participating in such offering) and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or any other agreement entered into by the Company.

          (m) Due Diligence. Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept and during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in

Registration Rights Agreement

each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that if any information is determined in good faith by the Company (in writing) to be of a confidential nature at the time of delivery of such information, then prior to delivery of such information, the Company and the Holders shall enter into a confidentiality agreement reasonably acceptable to the Company and the Holders providing that such information shall be kept confidential, unless: (i) disclosure of such information is required by a court or administrative order or is necessary to respond to inquiries of regulatory authorities (provided, however, that the Company shall be given notice of any such pending disclosure so that the Company may seek a protective order), (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or (iv) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

          (n) Earnings Statement. Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year): (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statements shall conform to the requirements of Rule 158.

          (o) Information. The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company in connection with the preparation of the Registration Statement unless: (i) disclosure of such information is necessary to comply with federal or state securities laws, as determined in the opinion of legal counsel to the Company, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

Registration Rights Agreement

          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder covenants and agrees that: (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company or otherwise that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

          (p) Responses to the Commission. The Company agrees to respond fully and completely to any and all comments on a Registration Statement received from the Commission staff as promptly as possible but, for non-underwritten offerings, in no event later than ten (10) Business Days of the receipt of such comments, regardless of whether such comments are in oral or written form.

          (q) Confirmation of Effectiveness. Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission.

          (r) Black-out Periods. The Company may by written notice require that the Holders immediately cease sales of Registrable Securities pursuant to a Registration Statement at any time that: (i) the Company becomes engaged in a business activity or negotiation which is not disclosed in a Registration Statement (or the prospectus included therein) which the Company reasonably believes must be disclosed therein under applicable law and which the Company desires to keep confidential for business purposes, (ii) the Company determines that a particular disclosure so determined to be required to be disclosed therein would be premature or would adversely affect the Company or its business or prospects or (iii) the Registration Statement can no longer be used under

Registration Rights Agreement

the existing rules and regulations promulgated under the Securities Act (each of (i), (ii) or (iii), a “Material Condition”). The Company shall not be required to disclose to the Holders which of the reasons specified in (i), (ii) or (iii) above is the basis for requiring a suspension of sales due to the occurrence of a Material Condition. The Company shall use its commercially reasonable best efforts to ensure that the use of the Registration Statement (and the prospectus included therein) may be resumed as soon as it is practicable.

     4. Registration Expenses

          All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not pursuant to a Registration Statement and whether or not any Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to such Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation (a) all registration and filing fees (including, without limitation, reasonable fees and expenses (i) incurred with respect to filings required to be made with Nasdaq and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and (ii) incurred in connection with compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders of a majority of Registrable Securities may designate)), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) Securities Act liability insurance, if the Company so desires such insurance, and (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement (other than underwriting fees, discounts or commissions applicable to the sale of Registrable Securities). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

     5. Indemnification

          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder and their respective Affiliates, and the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors, employees, successors and assigns of each of them, to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims,

Registration Rights Agreement

damages, liabilities, costs (including, without limitation, costs of preparation and attorneys’ fees) and expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, “Losses”), as incurred, arising out of or relating to: (i) any untrue or allegedly untrue statement of a material fact contained in the Registration Statement, any Prospectus, any form of prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that any untrue statements or omissions are based solely upon and in conformity with information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied upon by the Company for use therein or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or in any amendment or supplement thereto (provided that the Company amended any disclosure with respect to the method of distribution upon written notice from the Holders that such section of the Prospectus should be revised in any way), (ii) any violation or alleged violation by the Company or any of its Affiliates or agents of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law or any rule or regulation thereunder relating to the offer or sale of Registrable Securities and (iii) any costs of enforcing the Company’s indemnification obligations under this Section 5(a). The Company shall not, however, be liable for any Losses to any Holder (a) with respect to any untrue or allegedly untrue statement of material fact or omission or alleged omission of material fact if such statement or omission was made in a preliminary Prospectus and such Holder did not provide the final Prospectus (or any amendment or supplement thereto) to the purchaser of the relevant securities at or prior to the confirmation of the sale of the Registrable Securities in any case where such delivery is required by the Securities Act, and the untrue or allegedly untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in such final Prospectus (or any amendment or supplement thereto), unless the failure to deliver such final Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3(g) of this Agreement, or (b) in the event that notwithstanding the fact that the Company advised the Holder in writing pursuant to Section 3(r) hereof that sales of Registrable Securities cannot be made under a Registration Statement because of non-public Company developments that the Company reasonably believes must be disclosed in the Registration Statement under applicable law and which disclosure was not made (a “Non-Public Development”), the Holder nonetheless sells Registrable Securities and a judgment is entered by a court or administrative tribunal of competent jurisdiction against the Holder on the basis that the Registration Statement or Prospectus did not contain disclosure of the Non-Public Development or that the Holder sold such Registrable Securities while in the possession of the Non-Public Development, but only to the extent of such judgment.

          The Company shall promptly notify the Holders of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

Registration Rights Agreement

          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, and the directors, officers, agents and employees of the Company, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement, any Prospectus or any form of prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, that such Holder agrees its consent to any such settlement will not be unreasonably withheld if such Holder will not be liable for any payments or incur any out-of-pocket expenses with respect to such settlement. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have reasonably concluded on the advice of counsel that there are legal defenses available to it that are different from or additional to those available to the Indemnifying Party or (iv) the named parties to any such Proceeding (including any impleaded parties) include

Registration Rights Agreement

both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including, but not limited to, reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis, regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, however, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent that there is a final judicial determination that such Indemnified Party is not entitled to indemnification hereunder.

          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) hereof is unavailable to an Indemnified Party because of the failure or refusal of a court of competent jurisdiction to enforce such indemnification in accordance with its terms (by reason of public policy), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of any Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and such Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or allegedly untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c) hereof, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with (i) any Proceeding to the extent that such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms and (ii) enforcing any rights under this Section 5. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of such Holder’s Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

Registration Rights Agreement

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6. Miscellaneous

          (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach it shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, except to the extent that such inconsistencies have been eliminated by subsequent amendment or waiver of any such agreement. In furtherance and not in limitation of the foregoing, the Company agrees that from and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include any of such securities in any registration filed under Section 2(b) hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities of the Holders that are included in such registration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

          (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Majority Holders; provided, however, that for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other

Registration Rights Agreement

Holders may be given by the Majority Holders to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder, each future Holder, and the Company. Upon effectiveness of each such amendment or waiver, the Company shall promptly give written notice thereof to the Holders who have not previously consented thereto in writing.

          (d) Notices. Any notices, consents, waivers or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been received: (a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. eastern time where such notice is to be received) or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are:

          If to the Company:

Healthaxis, Inc. 7301 North State Hwy 161 Suite 300 Irving, Texas 75039 Telephone: 972-443-5000 Facsimile: 972-556-0572 Attention: J. Brent Webb, Esq.

          With a copy to (which copy shall not constitute notice):

Locke Liddell & Sapp LLP 2200 Ross Avenue, Suite 2200 Dallas, Texas 75201 Telephone: 214-740-8000 Facsimile: 214-756-8675 Attention: John B. McKnight

          If to Purchaser to:

Tak Investments, Inc. 400 Professional Drive, Suite 420 Gaithersburg, Maryland 20879 Attention: Sharad Tak

Registration Rights Agreement

          With a copy,
           (which copy shall not constitute notice), to:

Pillsbury Winthrop Shaw Pittman LLP 1650 Tysons Boulevard Suite 1400 McLean, Virginia 22102 Attention: Steven L. Meltzer, Esq. Facsimile: (703) 770-7901

          Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

          (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Majority Holders. The rights of each Holder hereunder, including the right to have the Company register Registrable Securities for resale in accordance with the terms of this Agreement, shall be assignable by each Holder if (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment, to the extent appropriate, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement. The rights to assignment shall apply to the Holders’ (and to subsequent) successors and assigns.

          (f) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (g) Governing Law and Forum. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of conflicts of law. Any dispute, difference, controversy or claim arising in connection with or related or incidental to a matter arising under this Agreement shall be finally settled using the arbitration provisions set forth in Section 10.8 of the Purchase Agreement.

Registration Rights Agreement

          (h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any terms, provisions, covenants and restrictions that may be hereafter declared invalid, illegal, void or unenforceable.

          (j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (k) Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate of the Company solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

Registration Rights Agreement

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HEALTHAXIS INC.

	By:	/s/ James W. McLane

	Name:	James W. McLane
	Title:	Chief Executive Officer

HOLDERS:
TAK INVESTMENTS, INC.

	By:	/s/ Sharad Tak

	Name:	Sharad Tak
	Title:	President

Registration Rights Agreement

EXHIBIT A

PLAN OF DISTRIBUTION

          We are registering the shares of common stock on behalf of the selling stockholders. All costs, expenses and fees in connection with the registration of the shares offered by this prospectus will be borne by our company, other than brokerage commissions and similar selling expenses, if any, attributable to the sale of shares of common stock, which will be borne by the selling stockholders. We have also agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act. Sales of shares of common stock may be effected by selling stockholders from time to time in one or more types of transactions (which may include block transactions) on Nasdaq, in the over-the-counter market, in privately negotiated transactions, through put or call options transactions relating to the shares of common stock, through short sales of shares of common stock, or a combination of such methods of sale, at market prices prevailing at the time of sale, or at negotiated prices, and by using any other method permitted pursuant to applicable law. Such transactions may or may not involve brokers or dealers. The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities, nor is there an underwriter or coordinated broker acting in connection with the proposed sale of shares of common stock by the selling stockholders.

          The selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the shares of common stock or of securities convertible into or exchangeable for the shares of common stock in the course of hedging positions they assume with the selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealers or other financial institutions of the shares of common stock offered by this prospectus, which the broker-dealer or other financial institution may resell pursuant to this prospectus (as amended or supplemented to reflect such transaction).

          The selling stockholders may make these transactions by selling shares of common stock directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from selling stockholders and/or the purchasers of shares of common stock for whom these broker-dealers may act as agents or to whom they sell as principal, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions).

          The selling stockholders may from time to time pledge or grant a security interest in some or all of the securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under an amendment or supplement to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933 modifying the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Registration Rights Agreement

          The selling stockholders and any broker-dealers that act in connection with the sale of shares of common stock may be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by these broker-dealers or any profit on the resale of the shares of common stock sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares of common stock against certain liabilities, including liabilities arising under the Securities Act.

          The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

          Because the selling stockholders may be “underwriters” within the meaning of Section 2(11) of the Securities Act, the selling stockholders may be subject to the prospectus delivery requirements of the Securities Act. Our company has informed the selling stockholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market. In addition, our company has made copies of this prospectus available to the selling stockholders and has informed them of the need for delivery of copies of this prospectus to purchasers at or prior to the time of any sale of the shares offered hereby.

          The selling stockholders also may resell all or a portion of the shares of common stock in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of Rule 144.

          Upon our company being notified by a selling stockholder that a material arrangement has been entered into with a broker-dealer for the sale of shares of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing:

  the name of each selling stockholder and of the participating broker-dealer(s);
  the number of shares of common stock involved;
  the initial price at which shares of common stock were sold;
  the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;
  that the broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and
  other facts material to the transactions.

Registration Rights Agreement

          In addition, upon our company being notified by a selling stockholder that a donee or pledgee intends to sell more than 500 shares of common stock, a supplement to this prospectus will be filed.

Registration Rights Agreement